Exhibit 99.01

Shutterfly Announces First Quarter 2015 Financial Results

●	Net revenues increase 17% year-over-year to $160.0 million
●	GAAP net loss of ($1.19) per share
●	Adjusted EBITDA loss of ($0.9) million
●	57th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, April 29, 2015 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the first quarter ended March 31, 2015.

“Shutterfly delivered a strong start to 2015, with key financial metrics ahead of our expectations and strong customer activity across our consumer brands and in our emerging enterprise business,” said Jeffrey Housenbold, President and CEO of Shutterfly.  “Our teams are executing well and making good progress on our strategic imperatives to deliver a combination of innovation and operating scale that we believe will further enhance our competitive leadership and drive near- and long-term shareholder value.”

First Quarter 2015 Financial Highlights
●	Net revenues totaled $160.0 million, a 17% year-over-year increase.
●	First quarter 2015 represents the 57th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $148.8 million, a 14% year-over-year increase.
●	Enterprise net revenues totaled $11.2 million, a 73% year-over-year increase.
●	Gross profit margin was 41% of net revenues, compared to 44% in the first quarter of 2014.
●	Consumer gross profit margin was 45.7% of net revenues. (1)
●	Enterprise gross profit margin was 11.6% of net revenues. (1)
●	Operating expenses, excluding $16.6 million of stock-based compensation, totaled $94.9 million.
●	GAAP net loss was ($45.1) million, compared to ($34.2) million in the first quarter of 2014.
●	GAAP net loss per diluted share was ($1.19), compared to ($0.89) in the first quarter of 2014.
●	Non-GAAP net loss per diluted share was ($1.11), compared to ($0.82) in the first quarter of 2014.

●	Adjusted EBITDA was a ($0.9) million loss, compared to $0.2 million in income in the first quarter of 2014.
●	At March 31, 2015, cash and investments totaled $324.3 million.

(1) Effective in the fourth quarter of 2014, the Company defined two reportable segments based on factors such as how management manages the operations and how the chief operating decision maker views results.  The Company’s two reportable segments are Consumer and Enterprise. Refer to the Segment Disclosure table at the back of the release for segment level disclosures.

First Quarter 2015 Consumer Operating Metrics
●	Transacting customers totaled 3.2 million, a 25% year-over-year increase.
●	Orders totaled 5.2 million, a 33% year-over-year increase.
●	Average order value was $28.86, a decrease of 15% year-over-year.
●	Average order value without the impact of the Groovebook acquistion was $32.40, a decrease of 4% year-over-year.

Business Outlook

Second Quarter 2015:
●	Net revenues to range from $175.5 million to $179.5 million, a year-over-year increase of 10.3% to 12.8%.
●	GAAP gross profit margin to range from 43.7% to 44.4% of net revenues.
●	Non-GAAP gross profit margin to range from 45.4% to 46.1% of net revenues.
●	GAAP operating loss to range from ($44.5) million to ($39.9) million.
●	Non-GAAP operating loss to range from ($18.4) million to ($15.4) million.
●	GAAP effective tax rate to range from 10.0% to 16.0%.
●	GAAP net loss per share to range from ($1.10) to ($1.07).
●	Weighted average diluted shares of approximately 37.9 million.
●	Adjusted EBITDA to range from $5.5 million to $7.5 million.

Full Year 2015:
●	Net revenues to range from $1.045 billion to $1.060 billion, a year-over-year increase of 13.4% to 15.0%.
●	GAAP gross profit margin to range from 49.0% to 50.5% of net revenues.
●	Non-GAAP gross profit margin to range from 50.1% to 51.6% of net revenues.
●	GAAP operating income/(loss) to range from ($0.4) million to $10.8 million.
●	Non-GAAP operating income to range from $96.6 million to $106.9 million.

●	GAAP effective tax rate to range from 10.0% to 16.0%.
●	GAAP net loss per share to range from ($0.46) to ($0.23).
●	Weighted average diluted shares of approximately 37.7 million.
●	Adjusted EBITDA to range from $185.0 million to $192.9 million, or 17.7% to 18.2% of net revenues.
●	Capital expenditures to range from 8.6% to 9.2% of net revenues.

Notes to the First Quarter 2015 Financial Results and Business Outlook
Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the Company’s issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer segment includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise segment includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

First Quarter 2015 Conference Call
Management will review the first quarter 2015 financial results and its expectations for the second quarter and full year 2015 on a conference call on Wednesday, April 29, 2015 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit www.shutterflyinc.com. In the Investor Relations area, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at www.shutterflyinc.com.  A replay of the conference call will be available through Wednesday, May 13, 2015. To hear the replay, please dial 855-859-2056 or 404-537-3406, replay passcode 26836575.

Non-GAAP Financial Information
This press release contains non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margin, non-GAAP operating income (loss) and operating margin, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements
This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth and financial expectations for the second quarter and full year 2015 set forth under the caption "Business Outlook," and statements about historical results that may suggest trends for our business. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; changes in consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; ThisLife,a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts

Media Relations:	Investor Relations:
Gretchen Sloan, 650-610-5276	Jeff Majtyka, 656-759-3635
gsloan@shutterfly.com	jmajtyka@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 31,
	2015	2014

Net revenues	$159,978	$137,099
Cost of net revenues	94,707	76,343
Gross profit	65,271	60,756
Operating expenses:
Technology and development	37,360	31,483
Sales and marketing	44,530	42,133
General and administrative	29,605	25,751
Total operating expenses	111,495	99,367
Loss from operations	(46,224)	(38,611)
Interest expense	(4,736)	(3,947)
Interest and other income, net	102	227
Loss before income taxes	(50,858)	(42,331)
Benefit from income taxes	5,755	8,117
Net loss	$(45,103)	$(34,214)

Net loss per share - basic and diluted	$(1.19)	$(0.89)

Weighted-average shares outstanding - basic and diluted	37,968	38,503

Stock-based compensation is allocated as follows:

Cost of net revenues	$1,192	$1,002
Technology and development	1,992	2,424
Sales and marketing	6,219	5,628
General and administrative	8,357	6,938
	$17,760	$15,992

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2015	2014

ASSETS
Current assets:
Cash and cash equivalents	$238,164	$380,543
Short-term investments	65,429	64,866
Accounts receivable, net	20,177	31,105
Inventories	12,004	13,016
Deferred tax asset, current portion	27,680	34,645
Prepaid expenses and other current assets	53,786	24,983
Total current assets	417,240	549,158
Long-term investments	20,723	29,928
Property and equipment, net	258,076	241,742
Intangible assets, net	80,530	87,950
Goodwill	408,975	408,975
Deferred tax asset, net of current portion	549	549
Other assets	13,253	13,976
Total assets	$1,199,346	$1,332,278

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,939	$30,086
Accrued liabilities	60,724	135,485
Deferred revenue	31,797	31,415
Total current liabilities	105,460	196,986
Convertible senior notes, net	258,253	255,218
Deferred tax liability	42,712	48,090
Other liabilities	88,160	74,178
Total liabilities	494,585	574,472

Stockholders' equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 37,891 and 37,906 shares
issued and outstanding at March 31, 2015 and December 31, 2014, respectively	4	4
Additional paid-in-capital	875,488	838,313
Accumulated other comprehensive income/(loss)	25	(53)
Accumulated deficit	(170,756)	(80,458)
Total stockholders' equity	704,761	757,806
Total liabilities and stockholders' equity	$1,199,346	$1,332,278

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	March 31,
	2015	2014

Cash flows from operating activities:
Net loss	$(45,103)	$(34,214)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	19,909	14,222
Amortization of intangible assets	7,684	8,583
Amortization of debt discount and transaction costs	3,340	3,158
Stock-based compensation, net of forfeitures	17,760	15,992
Loss on disposal of property and equipment and rental assets	463	55
Deferred income taxes	1,539	1,309
Tax benefit from stock-based compensation	17,891	16,281
Excess tax benefits from stock-based compensation	(18,139)	(16,328)
Changes in operating assets and liabilities:
Accounts receivable, net	10,928	7,106
Inventories	1,012	1,117
Prepaid expenses and other current assets	(28,803)	(23,345)
Other assets	311	(5,484)
Accounts payable	(18,015)	(19,982)
Accrued and other liabilities	(78,669)	(68,226)
Deferred revenue	382	2,527
Other non-current liabilities	(221)	(244)
Net cash used in operating activities	(107,731)	(97,473)

Cash flows from investing activities:
Purchases of property and equipment	(11,059)	(10,285)
Capitalization of software and website development costs	(3,798)	(4,326)
Purchases of investments	(3,150)	(54,850)
Maturities and sales of investments	11,700	-
Proceeds from sale of equipment and rental assets	13	128
Net cash used in investing activities	(6,294)	(69,333)

Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	1,168	1,358
Repurchases of common stock	(45,195)	(34,610)
Excess tax benefits from stock-based compensation	18,139	16,328
Principal payments of capital lease and financing obligations	(2,466)	(436)
Net cash used in financing activities	(28,354)	(17,360)

Net decrease in cash and cash equivalents	(142,379)	(184,166)
Cash and cash equivalents, beginning of period	380,543	499,084
Cash and cash equivalents, end of period	$238,164	$314,918

Supplemental schedule of non-cash activities
Net increase in accrued purchases of property and equipment	$2,919	$6,134
Net increase in accrued capitalized software and website development costs	274	786
Increase in estimated fair market value of building under build-to-suit leases	8,459	7,998
Property and equipment acquired under capital leases	9,803	-
Amount due from adjustment of net working capital from acquired business	-	110

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	March 31,
	2015	2014

Consumer Metrics

Customers	3,186,588	2,557,245
year-over-year growth	25%

Orders	5,156,375	3,869,201
year-over-year growth	33%

Average order value*	$28.86	$33.76
year-over-year growth	-15%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Segment Disclosure
(In thousands)
(Unaudited)

	Three Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Consumer
Revenues	$148,788	$130,621
Cost of revenues	80,778	66,408
Gross Margin	$68,010	$64,213
	45.7%	49.2%
Enterprise
Revenues	$11,190	$6,478
Cost of revenues	9,888	6,110
Gross Margin	$1,302	$368
	11.6%	5.7%
Corporate (1)
Revenues	$-	$-
Cost of revenues	4,041	3,825
Gross Margin	$(4,041)	$(3,825)

Consolidated
Revenues	$159,978	$137,099
Cost of revenues	94,707	76,343
Gross Margin	$65,271	$60,756
	40.8%	44.3%

Non-GAAP Gross Margin	43.3%	47.1%

(1) Corporate category includes activities that are not directly attributable or allocable to a specific segment. This category consists ofstock-based compensation and amortization of intangible assets.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP						Non-GAAP
	Range of Estimate		Adjustments				Range of Estimate
	From	To	From	To			From	To

Three Months Ending June 30, 2015

Net revenues	$175.5	$179.5	-	-			$175.5	$179.5
Gross profit margin	43.7%	44.4%	1.7%	1.7%	[a	]	45.4%	46.1%
Operating loss	$(44.5)	$(39.9)	$26.0	$24.5	[b	]	$(18.4)	$(15.4)
Operating margin	(25%)	(22%)	14%	13%	[b	]	(11%)	(9%)

Stock-based compensation	$18.5	$17.8	$18.5	$17.8			-	-
Amortization of intangible assets	$7.5	$6.7	$7.5	$6.7			-	-

Adjusted EBITDA*							$5.5	$7.5

Diluted loss per share	$(1.10)	$(1.07)	$0.08	$0.08	[e	]	$(1.02)	$(0.99)
Weighted average diluted shares	37.9	37.9
Effective tax rate	16.0%	10.0%

Twelve Months Ending December 31, 2015

Net revenues	$1,045.0	$1,060.0	-	-			$1,045.0	$1,060.0
Gross profit margin	49.0%	50.5%	1.1%	1.1%	[c	]	50.1%	51.6%
Operating income/(loss)	$(0.4)	$10.8	$97.0	$96.1	[d	]	$96.6	$106.9
Operating margin	(0%)	1%	10%	9%	[d	]	10%	10%
Operating income/(loss) excluding restructuring	$(0.4)	$10.8	$11.3	$13.3	[g	]	$10.9	$24.1

Stock-based compensation	$69.5	$69.1	$69.5	$69.1			-	-
Amortization of intangible assets	$27.5	$27.0	$27.5	$27.0			-	-

Adjusted EBITDA*							$185.0	$192.9
Adjusted EBITDA* margin							17.7%	18.2%
Adjusted EBITDA* excluding restructuring							$195.0	$204.9	[h]
Adjusted EBITDA* margin excluding restructuring							18.7%	19.3%	[h]

Diluted earnings/(loss) per share	$(0.46)	$(0.23)	$0.32	$0.35	[f	]	$(0.14)	$0.12
Weighted average diluted shares	37.7	37.7
Effective tax rate	16.0%	10.0%

Capital expenditures - % of net revenues	8.6%	9.2%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.0 million and amortization of purchased intangible assets of approximately $2.0 million.
[b]
Reflects estimated adjustment for stock-based compensation expense of approximately $17.8 million to $18.5 million, and amortization of  purchased intangible assets of approximately $6.7 million to $7.5 million.

[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.2 million and amortization of purchased intangible assets of approximately $7.6 million.
[d]
Reflects estimated adjustments for stock-based compensation expense of approximately $69.5 million to $69.1 million and amortization of purchased intangible assets of approximately $27.0 million to $27.5 million.

[e]	Reflects estimated adjustments for interest expense of approximately $3.0 million to $3.2 million, net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $12.1 million to $13.0 million, net of tax.
[g]	Reflects a range of estimated adjustments for the following restructuring events:

	From	To
Platform consolidation	$5.0	$6.0
Elmsford facility and Treat closure	5.0	6.0
Depreciation and amortization [1]	1.3	1.3
	$11.3	$13.3

[1] Includes accelerated depreciation of capitalized website costs and amortization of intangible assets.
[h]	Reflects estimated adjustments for platform consolidation, Elmsford facility closure, and Treat shutdown (excluding depreciation and amortization) of approximately $10.0 million to $12.0 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2014	2014	2014	2014	2015	2014

GAAP gross profit	$60,756	$75,813	$52,282	$280,009	$65,271	$468,860
Stock-based compensation	1,002	894	886	875	1,192	3,657
Amortization of intangible assets	2,823	2,823	2,822	2,874	2,849	11,342
Non-GAAP gross profit	$64,581	$79,530	$55,990	$283,758	$69,312	$483,859

Non-GAAP gross profit margin	47%	50%	39%	59%	43%	53%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2014	2014	2014	2014	2015	2014

GAAP operating income (loss)	$(38,611)	$(26,697)	$(48,927)	$120,480	$(46,224)	$6,245
Stock-based compensation	15,992	14,714	13,788	17,268	17,760	61,762
Amortization of intangible assets	8,583	8,740	8,530	8,014	7,684	33,867
Non-GAAP operating income (loss)	$(14,036)	$(3,243)	$(26,609)	$145,762	$(20,780)	$101,874

Non-GAAP operating margin	(10%)	(2%)	(19%)	30%	(13%)	11%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2014	2014	2014	2014	2015	2014

GAAP net income (loss)	$(34,214)	$(27,052)	$(46,244)	$99,650	$(45,103)	$(7,860)
Interest expense	3,947	3,856	4,381	4,548	4,736	16,732
Interest and other income, net	(227)	(54)	(102)	(125)	(102)	(508)
Tax (benefit) provision	(8,117)	(3,447)	(6,962)	16,407	(5,755)	(2,119)
Depreciation and amortization	22,805	23,712	25,415	26,820	27,593	98,752
Stock-based compensation	15,992	14,714	13,788	17,268	17,760	61,762
Non-GAAP Adjusted EBITDA	$186	$11,729	$(9,724)	$164,568	$(871)	$166,759

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2014	2014	2014	2014	2015	2014

Net cash provided by (used in) operating activities	$(97,473)	$12,282	$(7,850)	$259,529	$(107,731)	$166,488
Interest expense	3,947	3,856	4,381	4,548	4,736	16,732
Interest and other income, net	(227)	(54)	(102)	(125)	(102)	(508)
Tax (benefit) provision	(8,117)	(3,447)	(6,962)	16,407	(5,755)	(2,119)
Changes in operating assets and liabilities	106,531	(7,633)	(2,521)	(100,737)	113,075	(4,360)
Other adjustments	(4,475)	6,725	3,330	(15,054)	(5,094)	(9,474)
Non-GAAP Adjusted EBITDA	186	11,729	(9,724)	164,568	(871)	166,759
Less: Purchases of property and equipment	(16,419)	(22,734)	(18,769)	(10,573)	(13,978)	(68,495)
Less: Capitalized technology & development costs	(5,112)	(5,324)	(6,084)	(5,228)	(4,072)	(21,748)
Free cash flow	$(21,345)	$(16,329)	$(34,577)	$148,767	$(18,921)	$76,516

Shutterfly, Inc.
Reconciliation of Net Income(Loss) per Share to Non-GAAP Net Income(Loss) per Share
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2014	2014	2014	2014	2015	2014

GAAP net income (loss)	$(34,214)	$(27,052)	$(46,244)	$99,650	$(45,103)	$(7,860)
Add back interest expense related to:
Amortization of debt discount	2,870	2,911	2,951	2,994	3,035	11,726
Amortization of debt issuance costs	288	293	297	301	305	1,179
0.25% coupon	188	187	187	188	187	750
Tax effect	(637)	(438)	(395)	(1,430)	(391)	(2,900)
Non-GAAP net income (loss)	$(31,505)	$(24,099)	$(43,204)	$101,703	$(41,967)	$2,895

GAAP basic shares outstanding	38,503	38,438	38,453	38,412	37,968	38,452
Add back:
Dilutive effect of stock options and restricted awards	-	-	-	1,219		-
GAAP diluted shares outstanding	38,503	38,438	38,453	39,631	37,968	38,452
Add back:
Dilutive effect of stock options and restricted awards and restricted awards	-	-	-	-		1,442
Dilutive effect of convertible notes	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	38,503	38,438	38,453	39,631	37,968	39,894

GAAP net income (loss) per share	$(0.89)	$(0.70)	$(1.20)	$2.51	$(1.19)	$(0.20)
Non-GAAP net income (loss) per share	$(0.82)	$(0.63)	$(1.12)	$2.57	$(1.11)	$0.07